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                                                                  EXHIBIT 10.36



                         WAIVER AND AMENDMENT TO AMENDED

                      AND RESTATED STOCKHOLDERS' AGREEMENT

This Waiver and Amendment is entered into as of this 5th day of September, 1997, by and among SCM Microsystems, Inc., a Delaware corporation (the "Company") and certain of those parties to the Amended and Restated Stockholders' Agreement, dated April 11, 1997 (the "Stockholders' Agreement"), listed in Exhibit A hereto (the "Existing Stockholders and Note Holders"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Stockholders' Agreement.

                                    RECITALS

         1. The Stockholders' Agreement provides at Section 2 thereof for certain rights of first offer in favor of the Existing Stockholders and Note Holders of the Company with respect to proposed new issues by the Company of its equities securities (or rights to acquire such equity securities).

         2. The Company is contemplating the offer, sale and issuance to Gemplus, a legal entity under the laws of France ("Gemplus"), of (i) 200,000 shares of Common Stock of the Company at a purchase price of $9.00 per share, and (ii) Warrants to purchase up to an additional 200,000 shares of Common Stock of the Company at an exercise price of $13.00 per share and an additional 200,000 shares of Common Stock at an exercise price of $14.00 per share (together, the "Warrants"). To the extent they are then unexercised, the Warrants will expire one year after issuance or upon any earlier merger, sale or other change of voting control of the Company. In connection with such offering, the Company and the Existing Stockholders and Note Holders desire to waive certain rights of first offer set forth in Section 2 of the Stockholders' Agreement as set forth herein.

         3. In addition, the Company and the Existing Stockholders and Note Holders desire to amend the Stockholders' Agreement in order to extend to Gemplus substantially the same or similar rights and benefits of the Existing Stockholders and Note Holders under the Stockholders' Agreement with respect to the Common Stock and Warrants to be purchased by Gemplus, and the Common Stock issuable upon exercise of such Warrants.

         4. The parties have agreed to the terms of this waiver and amendment in consideration for the mutual promises, covenants and agreements contained herein.





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                              WAIVER AND AMENDMENT

         1. That certain right of first offer set forth in Section 2 of the Stockholders' Agreement is hereby waived as to all Existing Stockholders and Note Holders with respect to the issuance and sale to Gemplus of (i) the Gemplus Shares (as defined below); and (ii) the Gemplus Warrants (as defined below), and the Common Stock issuable or issued upon exercise thereof. The Company hereby consents to such waiver.

         2. Upon the closing of the sale of the Gemplus Shares and Gemplus Warrants to Gemplus (the "Closing"), and provided Gemplus agrees in writing to become bound by all terms and conditions thereof, Gemplus shall be made a party to the Stockholders' Agreement.

         3. In addition, effective upon the Closing, the Existing Stockholders and Note Holders consent to and do hereby amend the Stockholders' Agreement as follows:

                 (a) the definitions of "Existing Stockholders" and "Stockholders" in the Stockholders Agreement shall be deemed to include Gemplus;

                 (b) Section 1.1(e) shall be amended to read in its entirety:

                          "(e)    The term "Registrable Securities" means all
         of the following to the extent the same have not been resold to the public: (i) shares of Common Stock of the Company held by, or issuable upon conversion of the Preferred Stock of the Company held by the Existing Stockholders, the Note Holders and the Purchasers as of the date of this Agreement, (ii) the Debtholder Shares, (iii) the Warrantholder Shares, (iv) the Gemplus Shares, (v) all shares of Common Stock and other securities issued or issuable in respect of the Common Stock referred to in clauses (i), (ii), (iii) and (iv) by reason of a stock split, stock dividend, stock combination, recapitalization or the like."

                 (c) Section 1.1(i) shall be amended to read in its entirety:

                          "(i)    The term "Shares" shall mean the shares of
         Common Stock and Preferred Stock of the Company, and in any provision where the context requires a vote or counting of Shares, the shares of Preferred Stock shall be counted based upon the number of shares of Common Stock into which such shares of Preferred Stock are then convertible, and the shares of Common Stock shall be counted as including the number of shares of Common Stock for which the Gemplus Warrants are then exercisable."

                 (d) New section 1.1(k) shall be added which shall read in its entirety:

                          "(k)    The term "Gemplus" shall mean Gemplus, a legal
         entity organized under the laws of France."

                 (e) New Section 1.1(l) shall be added which shall read in its entirety:











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                          "(l)    The term "Gemplus Shares" shall mean (i)
         200,000 shares of Common Stock of the Company issued to Gemplus, (ii) up to 400,000 shares of Common Stock of the Company issuable to Gemplus upon exercise of the Gemplus Warrants, pursuant to that certain Common Stock and Warrant Purchase Agreement dated as of September 5, 1997 between the Company and Gemplus (the "Gemplus Agreement) and (iii) all shares of Common Stock and other securities issued or issuable in respect of the Common Stock referred to in clauses (i) and (ii) by reason of a stock split, stock dividend, stock combination, recapitalization or the like. For purposes of calculating the number of Gemplus Shares under any provision of this Agreement, the Gemplus Warrants shall be deemed to have been exercised in full and the shares of Common Stock of the Company issued thereunder to Gemplus.

                 (f) New Section 1.1 (m) shall be added to read in its entirety:

                          "(m) The term "Gemplus Warrants" shall mean (i) a Warrant to purchase 200,000 shares of the Common Stock of the Company at an exercise price of $13.00 per share, and (ii) a Warrant to purchase 200,000 shares of the Common Stock of the Company at an exercise price of $14.00 per share, issued to Gemplus pursuant to the Gemplus Agreement and evidenced by the Warrant instruments of even date therewith.

         4. The Company hereby agrees to such amendments to the Stockholders' Agreement.

         5. In accordance with Section 6.1 of the Stockholders' Agreement, this Waiver and Amendment shall be effective upon its execution and delivery by the Company and Existing Stockholders and Note Holders holding a majority of the Registrable Securities (as defined in the Stockholders' Agreement).

                                                 COMPANY:

                                                 SCM MICROSYSTEMS, INC.,

                                                 a Delaware corporation





                                                 By:
                                                    ---------------------------
                                                    Steve Humphreys, President











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                             SCM MICROSYSTEMS, INC.



                           COUNTERPART SIGNATURE PAGE

                           TO WAIVER AND AMENDMENT TO

                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

                               SEPTEMBER 5, 1997





                                         "HOLDER"



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                                         Print Name of Holder



                                         By:
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                                            Signature




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                                         Print Name of Signatory




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                                         Print Title



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